Exhibit 10


                                COMMITMENT LETTER

                                                              September 29, 2003

Swiss Medica Inc.
53 Yonge Street, 3rd Floor
Toronto, ON
M5E 1J3

Dear Sirs:

RE: LOAN IN THE PRINCIPAL AMOUNT OF $100,000 U.S. TO SWISS MEDICA INC. (THE "BORROWER")

We, (collectively the "Lender") are pleased to provide a commitment letter for a loan on the security hereinafter provided for, subject to the terms and conditions as referred to hereunder:

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BORROWER & EVIDENCE OF LOAN     Swiss Medica Inc. to execute a joint and several
                                demand promissory note including the
                                endorsements of Raghu Kilambi and Salvatore
                                Bossio.
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LOAN AMOUNT                     $100,000.00 U.S.
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INTEREST RATE                   18% per annum calculated and payable monthly,
                                interest only.
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TERMS                           On demand.
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PREPAYMENT PRIVILEGE            Prepayable in whole or in part at any time or
                                times without notice or bonus.
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FIRST PAYMENT DATE              The first date for payment of interest shall be
                                due on the first day of the month following
                                demand.
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FEES                            The Borrower will be responsible for payment of
                                all costs incurred in connection with this offer of financing and resultant security and without limiting the generality of the foregoing, including legal fees and disbursements for the within loan as well as any costs related to collection of the monies owed hereunder.
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SOLICITOR                       The lender shall have the right to appoint a
                                Solicitor to act on its behalf for the
                                undertaking of all required legal work as more full set out in this Letter of Commitment, all at the cost of the Borrower.
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DOCUMENTS                       Any loan documentation and all other
                                documentation shall be in a form satisfactory to the Lender in Lender's absolute discretion.
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TRANSFERRING OF COMMITMENT      The commitment and agreement contained in this
                                letter may not be assigned to any other party without the consent in writing of the Lender and such consent may be arbitrarily withheld.
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ACKNOWLEDGEMENT                 The Borrower acknowledges that the loan will be
                                called as due and payable by Lender by no later than December 20, 2003.
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Yours very truly,

/s/ Wolfgang H. Kyser                            /s/ Phillip P. Macdonald
--------------------------------                 -----------------------------
Wolfgang H. Kyser                                Phillip P. Macdonald
In Trust                                         In Trust

The terms and conditions as stated herein are hereby accepted this 30th day of September 2003 and the undersigned agree to comply with all of the obligations herein set out.

                                                 /s/ Salvatore Bossio
                                                 -----------------------------
                                                 Salvatore Bossio

SWISS MEDICA INC.

Per: /s/ Raghu Kilambi
     ------------------------

Per: /s/ Greg Nuttall
     -------------------------

                              DIRECTION AND RECEIPT


TO:      WOLFGANG H. KYSER, IN TRUST

AND TO:  PHILLIP P. MACDONALD, IN TRUST

RE: loan in the amount of $83,000(U.S.) pursuant to a Commitment Letter dated September 30, 2003


THE UNDERSIGNED hereby irrevocably direct you to make the proceeds of the above-captioned Loan payable to Swiss Medica Ind. And hereby acknoledge receipt of the proceeds of the Loan in the amount of $83,000.

DATED at Toronto, this 30th day of September, 2003.

                                    It is understood that $50,000 of the $83,000 is from P. Macdonald.

SWISS MEDICA INC.                   /s/ Wolfgang H. Kyser      /s/ Raghu Kilambi
                                    /s/ Greg Nuttall
Per: /s/ Raghu Kilambi
     -------------------------
     Chairman

Per: /s/ Greg Nuttall
     -------------------------
     Vice Chairman


We have authority to bind the Corporation.

                                     )
                                     )
                                     )
                                     )        /s/ Raghu Kilambi
----------------------------------   )        ----------------------------------
Witness as to the signatures of      )
Raghu Kilambi and Salvatore Bossio   )
                                     )
                                     )
                                     )        /s/ Salvatore Bossio
                                              ----------------------------------
                                              Salvatore Bossio